Prospectus Supplement

John Hancock Current Interest Trust

Supplement dated March 1, 2019 to the current prospectus, as may be supplemented

John Hancock Money Market Fund (the fund)

Appendix 1 to the fund’s prospectus is amended to include the following:

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James transactional brokerage account which is not held directly at the fund will be eligible only for the following contingent deferred sales charge (CDSC) waivers, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:

CDSC Waivers on Class B and C shares available at Raymond James

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus
•	Return of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
•	Shares acquired through a right of reinstatement

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.